Exhibit (16)

                                POWER OF ATTORNEY

     I, the undersigned Trustee of the investment companies listed on Annex A (each, a "Trust"), hereby constitute and appoint John F. Cogan, Jr., Dorothy E. Bourassa, Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) each Registration Statement on Form N-14, and any and all amendments thereto, filed by a Trust listed on Annex A with respect to the proposed reorganizations listed on Annex A, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statements and amendments to said Registration Statements.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of June, 2008.

/s/ David R. Bock                                       /s/ Daniel K. Kingsbury
--------------------------                              ------------------------
David R. Bock                                           Daniel K. Kingsbury
/s/ Mary K. Bush                                        /s/ Thomas J. Perna
--------------------------                              ------------------------
Mary K. Bush                                            Thomas J. Perna
/s/ John F. Cogan, Jr.                                  /s/ Marguerite A. Piret
--------------------------                              ------------------------
John F. Cogan, Jr.                                      Marguerite A. Piret
/s/ Benjamin M. Friedman                                /s/ John Winthrop
--------------------------                              ------------------------
Benjamin M. Friedman                                    John Winthrop
/s/ Margaret B.W. Graham                                /s/ Stephen K. West
--------------------------                              ------------------------
Margaret B.W. Graham                                    Stephen K. West

                                POWER OF ATTORNEY
                                     ANNEX A

Trusts filing Form N-14s in connection with Proposed Reorganizations:

  Pioneer Bond Fund
  Pioneer Fund
  Pioneer Mid Cap Value Fund
  Pioneer Money Market Trust
  Pioneer Series Trust I
  Pioneer Series Trust III
  Pioneer Series Trust IV
  Pioneer Short Term Income Fund

Proposed Reorganizations:

Trust                             Acquiring Fund                    Acquired Fund
Pioneer Bond Fund                 Pioneer Bond Fund                 Regions Morgan Keegan Select
                                                                    Fixed Income Fund
Pioneer Fund                      Pioneer Fund                      Regions Morgan Keegan Select
                                                                    Core Equity Fund
Pioneer Mid Cap Value Fund        Pioneer Mid Cap Value Fund        Regions Morgan Keegan Select
                                                                    Mid Cap Value Fund
Pioneer Money Market Trust        Pioneer Cash Reserves Fund        Regions Morgan Keegan Select
                                                                    Money Market Fund
Pioneer Series Trust I            Pioneer Mid Cap Growth Fund II    Regions Morgan Keegan Select
                                                                    Mid Cap Growth Fund
Pioneer Series Trust I            Pioneer Growth Fund               Regions Morgan Keegan Select
                                                                    Growth Fund
Pioneer Series Trust I            Pioneer Intermediate Tax Free     Regions Morgan Keegan Select
                                  Income Fund                       Intermediate Tax Exempt Bond
                                                                    Fund
Pioneer Series Trust III          Pioneer Cullen Value Fund         Regions Morgan Keegan Select
                                                                    Value Fund
Pioneer Series Trust IV           Pioneer Classic Balanced Fund     Regions Morgan Keegan Select
                                                                    Balanced Fund
Pioneer Series Trust IV           Pioneer Treasury Reserves Fund    Regions Morgan Keegan Select
                                                                    Treasury Money Market Fund
Pioneer Short Term Income Fund    Pioneer Short Term Income Fund    Regions Morgan Keegan Select
                                                                    Limited Maturity Fixed Income Fund